UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/12

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS NATURAL RESOURCES FUND (Class A, B, C and I)

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Natural Resources Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus Natural Resources Fund covers the six-month period from October 1, 2011, through March 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stock markets had faltered in the months prior to the reporting period, due primarily to the resurgence of a sovereign debt crisis in Europe and an unprecedented downgrade of long-term U.S. debt.These factors triggered a rally among traditional safe havens, while riskier assets such as stocks plunged. Fortunately, better economic news in the fall helped to reverse the downward trend, and improving economic fundamentals during the first quarter of 2012 sparked rallies in equity markets, enabling them to post significant gains for the reporting period overall.

Our economic forecast anticipates that the United States will continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices.As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through March 31, 2012, as provided by Robin Wehbe and Elizabeth Slover, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2012, Dreyfus Natural Resources Fund’s Class A shares produced a total return of 17.71%, Class C shares returned 17.34% and Class I shares returned 17.91%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 25.86% for the same period.2The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned 19.09% for the reporting period.3 Stocks rallied sharply during the reporting period when fears of global financial instability eased. Producers of natural resources participated in the rally to a significant degree.The fund’s results were roughly in line with the S&P North American Natural Resources Sector Index. Successful stock selections among metals-and-mining companies were balanced by an underweight position in ConocoPhillips and an underweight position in acquired El Paso, which both saw significant outperformance in the reporting period.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks of any market capitalization, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition.We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

Improving Economic Fundamentals Buoyed Stocks

The reporting period began in the immediate aftermath of sharp market declines stemming from several macroeconomic concerns, including the

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

possibility that a sovereign debt crisis in Greece might spread to other members of the European Union, worries regarding the potential impact of inflation-fighting measures on China’s economy, and uncertainties about the sustainability of the U.S. economic recovery. Investors fled riskier assets in favor of traditional safe havens, causing stock prices to begin the reporting period at relatively depressed levels.

Fortunately, most of the worries plaguing investors did not materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s problems, China appeared headed for a “soft landing,” and U.S. economic data showed signs of improvement. In addition, corporate earnings generally were stronger than expected, and investors responded favorably to more attractive valuations among fundamentally sound companies. Stocks throughout the world rallied particularly strongly over the first three months of 2012 as investors looked forward to better economic conditions.

In this environment, stocks of natural resources producers generally benefited from rising commodity prices. However, some commodities, most notably gold, lost value after posting substantial gains in previous reporting periods, and prices of other metals were constrained by concerns that slower growth in China might dampen demand for the commodities used in infrastructure construction.

Stock Selections Buoyed Fund Performance

The fund proved well positioned when the market bottomed at the start of the reporting period.We generally favored industry leaders that historically have been sensitive to changes in economic conditions, such as companies that provide equipment and services to oil and gas producers. For example, National Oilwell Varco advanced along with crude oil prices. In addition, offshore drilling services provider ENSCO benefited from the reopening of the Gulf of Mexico to oil production.

Although gold stocks generally lagged sector averages, our focus on less speculative gold producers contributed positively to relative performance. In other areas, cement and gypsum producer Eagle Materials and fiberglass maker Owens Corning gained value as conditions improved in the U.S. housing market.

Detractors from relative performance during the reporting period generally were concentrated among stocks held by the S&P 500 Index but not the fund.The fund did not participate in gains posted by energy pipeline company El Paso when it was acquired by Kinder Morgan, and underweighted exposure to ConocoPhillips, which was sold during the reporting period, hurt relative returns when a corporate restructuring unlocked underlying value. In addition, Southwestern Energy suffered from depressed natural gas prices amid a glut of domestic supply.

A More Constructive Investment Posture

As market sentiment improved, we shifted assets away from natural gas producers and toward chemical companies and building materials manufacturers that appear poised to benefit from a strengthening economy.We generally maintained the fund’s mildly overweighted position in precious metals companies, but we emphasized platinum producers in anticipation of higher demand from the automotive industry. In our judgment, these changes position the fund for a global economic recovery that is likely to be more robust in the United States than in Europe, and that may be relatively muted in the emerging markets.

April 16, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics.
Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.
Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Natural Resources Sector is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from October 1, 2011 to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$8.98	$13.04	$7.68
Ending value (after expenses)	$1,177.10	$1,173.40	$1,179.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$8.32	$12.08	$7.11
Ending value (after expenses)	$1,016.75	$1,013.00	$1,017.95

† Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class C and 1.41% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2012 (Unaudited)

Common Stocks—96.5%	Shares		Value ($)
Chemicals—4.6%
Albemarle	1,990		127,201
Eastman Chemical	7,670		396,462
LyondellBasell Industries, Cl. A	8,700		379,755
Methanex	8,290		268,845
			1,172,263
Energy Services—17.3%
Cameron International	6,720	[a]	355,018
ENSCO, ADR	7,720		408,620
Halliburton	9,156		303,888
Helmerich & Payne	4,440		239,538
National Oilwell Varco	13,130		1,043,441
Schlumberger	24,880		1,739,858
Transocean	6,734		368,350
			4,458,713
Forest Products & Other—7.4%
Ball	9,123		391,194
Eagle Materials	11,140		387,115
International Paper	16,340		573,534
Owens Corning	11,390	[a]	410,382
Rayonier	3,005 [b]		132,491
			1,894,716
Industrial—1.1%
Fluor	4,730		283,989
Integrated Energy—27.2%
Canadian Natural Resources	9,780		324,500
Cenovus Energy	4,560		163,886
Chevron	21,640		2,320,674
Exxon Mobil	17,540		1,521,244
Marathon Oil	12,570		398,469
Marathon Petroleum	6,265		271,650
Occidental Petroleum	14,940		1,422,736
Suncor Energy	8,480		277,296
Valero Energy	11,690		301,251
			7,001,706

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Metals & Mining—6.1%
Alcoa	32,250	323,145
Consol Energy	5,270	179,707
Globe Specialty Metals	17,670	262,753
Molycorp	7,350 [a]	248,651
Nucor	5,760	247,392
Peabody Energy	5,690	164,782
Teck Resources, Cl. B	3,860	137,806
		1,564,236
Natural Gas—E&P—8.0%
Cabot Oil & Gas	9,020	281,153
EOG Resources	8,130	903,243
Range Resources	5,972	347,212
Southwestern Energy	9,970 [a]	305,082
Spectra Energy	7,330	231,262
		2,067,952
Oil—E&P—13.8%
Anadarko Petroleum	13,600	1,065,424
Apache	7,980	801,511
Concho Resources	1,387 [a]	141,585
Continental Resources	3,740 [a,c]	320,967
Noble Energy	6,400	625,792
Pioneer Natural Resources	4,400	490,996
Whiting Petroleum	2,037 [a]	110,609
		3,556,884
Precious Metals—11.0%
Anglo American Platinum	3,540	246,429
Barrick Gold	19,510	848,295
Lonmin	29,950	489,586
Newmont Mining	11,460	587,554
Yamana Gold	41,217 [c]	643,810
		2,815,674
Total Common Stocks
(cost $23,632,306)		24,816,133

Other Investment—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $384,235)	384,235[d]	384,235

Investment of Cash Collateral
for Securities Loaned—3.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $874,564)	874,564[d]	874,564

Total Investments (cost $24,891,105)	101.4%	26,074,932
Liabilities, Less Cash and Receivables	(1.4%)	(354,965)
Net Assets	100.0%	25,719,967

ADR—American Depository Receipts
a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At March 31, 2012, the value of the fund’s securities on loan was $868,294 and the value of the collateral held by the fund was $874,564.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Integrated Energy	27.2	Metals & Mining	6.1
Energy Services	17.3	Money Market Investments	4.9
Oil—E&P	13.8	Chemicals	4.6
Precious Metals	11.0	Industrial	1.1
Natural Gas—E&P	8.0
Forest Products & Other	7.4		101.4

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securitiesInvestments in securities—
See Statement of Investments (including securities
on loan, valued at $868,294)—Note 1(c):
Unaffiliated issuers		23,632,306	24,816,133
Affiliated issuers		1,258,799	1,258,799
Cash			167,575
Receivable for investment securities sold			1,008,050
Receivable for shares of Beneficial Interest subscribed			119,280
Dividends and securities lending income receivable			23,704
Prepaid expenses			28,735
			27,422,276
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			33,731
Liability for securities on loan—Note 1(c)			874,564
Payable for investment securities purchased			677,409
Payable for shares of Beneficial Interest redeemed			51,635
Accrued expenses			64,970
			1,702,309
Net Assets ($)			25,719,967
Composition of Net Assets ($):
Paid-in capital			28,687,627
Accumulated Investment (loss)—net			(15,557)
Accumulated net realized gain (loss) on investments			(4,135,942)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			1,183,839
Net Assets ($)			25,719,967

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	17,886,966	4,742,782	3,090,219
Shares Outstanding	684,748	192,606	115,626
Net Asset Value Per Share ($)	26.12	24.62	26.73

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,391 foreign taxes withheld at source):
Unaffiliated issuers	226,761
Affiliated issuers	75
Income from securities lending—Note 1(c)	955
Total Income	227,791
Expenses:
Management fee—Note 3(a)	103,523
Shareholder servicing costs—Note 3(c)	58,295
Legal fees	45,398
Registration fees	28,698
Auditing fees	21,507
Distribution fees—Note 3(b)	19,220
Prospectus and shareholders’ reports	13,930
Trustees’ fees and expenses—Note 3(d)	858
Custodian fees—Note 3(c)	546
Interest expense—Note 2	412
Loan commitment fees—Note 2	176
Miscellaneous	9,904
Total Expenses	302,467
Less—reduction in management fee due to undertaking—Note 3(a)	(59,095)
Less—reduction in fees due to earnings credits—Note 3(c)	(24)
Net Expenses	243,348
Investment (Loss)—Net	(15,557)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,564,892
Net realized gain (loss) on forward foreign currency exchange contracts	2,359
Net Realized Gain (Loss)	1,567,251
Net unrealized appreciation (depreciation) on investments	2,857,003
Net Realized and Unrealized Gain (Loss) on Investments	4,424,254
Net Increase in Net Assets Resulting from Operations	4,408,697

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)[a]	September 30, 2011
Operations ($):
Investment (loss)—net	(15,557)	(148,530)
Net realized gain (loss) on investments	1,567,251	5,336,732
Net unrealized appreciation
(depreciation) on investments	2,857,003	(6,090,950)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,408,697	(902,748)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,816,196	8,479,929
Class B Shares	—	41,503
Class C Shares	217,542	1,517,108
Class I Shares	844,064	2,601,826
Cost of shares redeemed:
Class A Shares	(7,186,112)	(7,162,380)
Class B Shares	(435,392)	(1,460,384)
Class C Shares	(775,473)	(1,285,326)
Class I Shares	(610,850)	(2,039,984)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,130,025)	692,292
Total Increase (Decrease) in Net Assets	1,278,672	(210,456)
Net Assets ($):
Beginning of Period	24,441,295	24,651,751
End of Period	25,719,967	24,441,295
Accumulated investment (loss)—net	(15,557)	—

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)[a]	September 30, 2011
Capital Share Transactions:
Class Ab
Shares sold	193,643	306,106
Shares redeemed	(279,346)	(259,991)
Net Increase (Decrease) in Shares Outstanding	(85,703)	46,115
Class Bb
Shares sold	—	1,526
Shares redeemed	(18,060)	(56,064)
Net Increase (Decrease) in Shares Outstanding	(18,060)	(54,538)
Class C
Shares sold	8,655	56,976
Shares redeemed	(32,260)	(49,469)
Net Increase (Decrease) in Shares Outstanding	(23,605)	7,507
Class I
Shares sold	31,287	91,589
Shares redeemed	(22,913)	(71,703)
Net Increase (Decrease) in Shares Outstanding	8,374	19,886

a	Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b	During the period March 31, 2012, 9,765 Class B shares representing $230,413 were automatically converted to
9,162 Class A shares and during the period ended September 30, 2011, 29,270 Class B shares representing
$757,523 were automatically converted to 27,645 Class A shares.
See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2012			Year Ended September 30,
Class A Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	22.19	22.80	21.78	25.14	31.84	22.99
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.09)	(.13)	(.09)	(.23)	(.21)
Net realized income and unrealized
gain (loss) on investments	3.93	(.52)	1.15[c]	(3.27)	(3.95)	9.97
Total from Investment Operations	3.93	(.61)	1.02	(3.36)	(4.18)	9.76
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(2.52)	(.91)
Net asset value, end of period	26.12	22.19	22.80	21.78	25.14	31.84
Total Return (%)[d]	17.71[e]	(2.68)	4.68	(13.33)	(14.56)	43.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.06[f]	1.77	1.79	2.01	1.44	1.69
Ratio of net expenses
to average net assets	1.65[f]	1.75	1.79	2.00	1.43	1.68
Ratio of net investment income
(loss) to average net assets	.01[f]	(.34)	(.59)	(.49)	(.69)	(.80)
Portfolio Turnover Rate	32.68[e]	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period
($ x 1,000)	17,887	17,094	16,516	21,061	23,268	16,435

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Amount includes litigation proceeds by the fund amounting to $.03 per share for the year ended September 30, 2010.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

Six Months Ended
March 31, 2012			Year Ended September 30,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	20.99	21.74	20.92	24.31	31.08	22.63
Investment Operations:
Investment (loss)—net[a]	(.09)	(.28)	(.29)	(.21)	(.45)	(.40)
Net realized and unrealized
gain (loss) on investments	3.72	(.47)	1.11[b]	(3.18)	(3.80)	9.76
Total from Investment Operations	3.63	(.75)	.82	(3.39)	(4.25)	9.36
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(2.52)	(.91)
Net asset value, end of period	24.62	20.99	21.74	20.92	24.31	31.08
Total Return (%)[c]	17.34[d]	(3.45)	3.92	(13.95)	(15.17)	42.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.86[e]	2.52	2.55	2.79	2.19	2.41
Ratio of net expenses
to average net assets	2.40[e]	2.50	2.55	2.77	2.18	2.41
Ratio of net investment (loss)
to average net assets	(.77)[e]	(1.08)	(1.35)	(1.26)	(1.40)	(1.52)
Portfolio Turnover Rate	32.68[d]	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period
($ x 1,000)	4,743	4,539	4,536	5,075	7,575	5,521

a	Based on average shares outstanding at each month end.
b	Amount includes litigation proceeds by the fund amounting to $.03 per share for the year ended September 30, 2010.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2012			Year Ended September 30,
Class I Shares	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	22.67	23.24	22.13	25.45	32.14	23.14
Investment Operations:
Investment income (loss)—net[b]	.03	(.02)	(.06)	(.04)	(.15)	(.15)
Net realized and unrealized
gain (loss) on investments	4.03	(.55)	1.17[c]	(3.28)	(4.02)	10.06
Total from Investment Operations	4.06	(.57)	1.11	(3.32)	(4.17)	9.91
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(2.52)	(.91)
Net asset value, end of period	26.73	22.67	23.24	22.13	25.45	32.14
Total Return (%)	17.91[d]	(2.45)	5.02	(13.05)	(14.35)	44.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.84[e]	1.53	1.50	1.72	1.23	1.45
Ratio of net expenses
to average net assets	1.41[e]	1.51	1.50	1.70	1.22	1.45
Ratio of net investment income
(loss) to average net assets	.26[e]	(.07)	(.26)	(.21)	(.43)	(.57)
Portfolio Turnover Rate	32.68[d]	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period
($ x 1,000)	3,090	2,431	2,031	848	829	697

a	Effective June 1, 2007, Class R shares were redesignated to Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount includes litigation proceeds by the fund amounting to $.03 per share for the year ended September 30, 2010.
d	Not annualized.
e	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic+	20,627,305	—	—	20,627,305
Equity Securities—
Foreign†	4,188,828	—	—	4,188,828
Mutual Funds	1,258,799	—	—	1,258,799
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2012,The Bank of New York Mellon earned $409 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	3/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	14,000		5,772,254	5,402,019	384,235		1.5
Dreyfus
Institutional
Cash
Advantage
Fund	613,896		6,561,781	6,301,113	874,564		3.4
Total	627,896		12,334,035	11,703,132	1,258,799		4.9

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $5,563,627 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2011. If not applied, the carryover expires in fiscal 2018.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2012, was approximately $68,900 with a related weighted average annualized interest rate of 1.20%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed from September 1, 2011 until February 29, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $59,095 during the period ended March 31, 2012.

During the period ended March 31, 2012, the Distributor retained $1,980 from commissions earned on sales of the fund’s Class A shares and $73 and $162 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2012, Class B and Class C shares were charged $808 and $18,412, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2012, Class A, Class B and Class C shares were charged $24,509, $269 and $6,137, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2012, the fund was charged $8,907 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custodian and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2012, the fund was charged $930 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $24.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2012, the fund was charged $546 pursuant to the custody agreement.

During the period ended March 31, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $16,874, Rule 12b-1 distribution plan fees $3,149, shareholder services plan fees $4,957, custodian fees $3,632, chief compliance officer fees $1,591 and transfer agency per account fees $3,528.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2012, amounted to $8,767,887 and $12,643,839, respectively.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At March 31, 2012, there were no forward contracts outstanding.

At March 31, 2012, accumulated net unrealized appreciation on investments was $1,183,827, consisting of $2,237,106 gross unrealized appreciation and $1,053,279 gross unrealized depreciation.

At March 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 2, 2012, the Board considered the renewal for the remaining six months in the annual term of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for the one-year period and at or below the Performance Group medians for all other periods and at or below the Performance Universe medians for all periods. Dreyfus representatives noted the wide range of performance of the funds in the Performance Group and Performance Universe for certain periods, as various funds focused on different investment approaches, rendering a comparison of the fund’s performance to Performance Group and Performance Universe medians less useful. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was above that of the index for four of the eight periods.The Board also noted the consistent investment management process in place for the fund as conveyed by management.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual and actual management fees were below the Expense Group medians, the fund’s actual management fee was at the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted the fund’s improved one-year performance and the other considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through its annual renewal date of August 31, 2012 was in the best interests of the fund and its shareholders.

The Fund	33

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	May 23, 2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)